Exhibit 10.8

THE SECURITIES BEING SUBSCRIBED FOR PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.  ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SECURITIES ARE SET FORTH IN THIS SUBSCRIPTION AGREEMENT.
SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of December 7, 2015, is by and between Dolphin Digital Media, Inc., a Florida corporation (the “Company”), and the subscriber identified on the signature page hereto (the “Subscriber”).

WHEREAS, the Company is seeking to sell up to a maximum of seven million Dollars (US$ ($7,000,000) (the “Maximum Offering”) in convertible promissory notes of the Company due one year from the date hereof (as same may be extended in accordance with the terms thereof, (the “Maturity Date”) having the rights and privileges set forth in substantially the form of note attached as Exhibit A hereto at an interest rate of 10% per annum  (the “Notes”) in a private placement offering (the “Offering”) to strengthen the Company’s financial condition. The Notes will be convertible into common stock (“Common Stock”) of the Company in the terms provided in the Notes;

WHEREAS, the Company desires to sell and issue to the Subscriber, and the Subscriber wishes to purchase from the Company the principal amount of Notes as set forth on the signature page hereto and the Company has agreed to execute this Agreement as an inducement to the Subscriber to enter into this transaction;

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Regulation D, as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

WHEREAS, the Company has entered into an Agreement and Plan of Merger (“the Merger”) with Dolphin Films, Inc. which consummation is subject to (i) approval and adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock (the “Shareholder Approval”), (ii) the filing with the Secretary of State of the State of Florida each of the Series B Preferred Stock Certificate of Designation and the Series C Preferred Stock Certificate of Designation, (iii) the exchange of outstanding shares of Series A Preferred Convertible Stock of the Company for new shares of Series B Convertible Preferred Stock of the Company and (iv) other customary closing conditions, including (a) the absence of any law or order prohibiting the Merger or the other transactions contemplated by the Merger Agreement, (b) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers) and (c) each party’s performance of its obligations and covenants contained in the Merger Agreement.  The Merger Agreement is attached as Exhibit D.  As part of this transaction, the Company will also request a Shareholder Approval of an increase in its authorized shares from 200,000,000 to 400,000,000.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

SECTION 1. Subscription for Notes; Purchase Price.

1.1 Purchase.  The Subscriber, intending to be legally bound, hereby irrevocably agrees to subscribe for and agrees to purchase the Notes in the principal amount set forth on the signature page hereto (the “Purchase Price”). This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement.

1.2 Closing; Conditions to Closing.  Closing on the purchase and sale of the Notes shall be consummated on such date as the Company accepts the Subscriber’s offer to purchase the Notes as evidenced by the Company’s counter-execution of the signature page to this Agreement, the Company’s execution of the Notes and the return of a fully executed Notes to the Subscriber (“Closing”). On or prior to the date of each Closing, the following shall have occurred:

(a) The Subscriber shall have delivered to the Company a dated and executed signature page to this Agreement, with all blanks required to be completed by the Subscriber properly completed;

(b) The Subscriber shall have delivered to the Company a dated completed and signed Accredited Investor Questionnaire attached as Exhibit C hereto, with all blanks required to be completed by the Subscriber properly completed;

(c) The Company shall have received the Purchase Price from the Subscriber;

(d) Any other conditions to Closing set forth in this Agreement shall have been satisfied or waived.

SECTION 2. Representations, Warranties and Covenants of Company: Company represents, warrants and covenants to the Subscriber that:

2.1 Organization and Standing.  The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Florida.  The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

2.2 No Conflicts. This Agreement does not: (i) conflict with any provision of the Company’s Articles of Incorporation or Bylaws, as each may have been amended from time to time to date; or (ii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

2.3 Authorization. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

2.4 Capitalization.

 (a) The authorized capital stock of the Company immediately upon the consummation of the transactions contemplated by the Subscription Agreement shall consist of:

(1) 200,000,000 shares shall have been duly designated as Common Stock, of which 81,892,352 shares are duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof;

(2) 21,000,000 shares of Common Stock shall have been duly reserved for issuance upon exercise of warrants, and 4,171,012 shares of Common Stock shall have been duly reserved for issuance upon conversion of Preferred Stock and 28,000,000 shares of Common Stock shall have been duly reserved for issuance upon conversion of the Convertible Note (s) pursuant to this Subscription Agreement.

(b) The authorized capital stock of the Company immediately upon the consummation of the transactions contemplated by the Subscription Agreement and upon the consummation of the Merger, if approved by the necessary shareholder vote, shall consist of:

(1) 400,000,000 shares shall have been duly designated as Common Stock of which 81,892,352 shares are duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof;

(2)  4,000,000 shares shall have been duly designated Series B Convertible Preferred Stock, 3,300,000 of which will be duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. 62,700,000 shares of Common Stock shall have been duly reserved for conversion of the Series B Convertible Preferred Stock.

(3)  1,000,000 shares shall have been duly designated Series C Convertible Preferred Stock, all of which will be duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof.  Upon consummation of the Merger, 128,721,868 shares of Common Stock shall have been duly reserved for conversion of the Series C Convertible Preferred Stock.

(4) 21,000,000 shares of Common Stock shall have been duly reserved for issuance upon exercise of warrants, and 28,000,000 shares of Common Stock shall have been duly reserved for issuance upon conversion of the Convertible Notes contemplated by this Subscription Agreement;

2.5             No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under the Note and this Agreement by the Company, but will at all times in good faith assist in the carrying out of all the provisions of Section 5 of the Note and this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the Subscriber against impairment.

2.6             Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (“Commission”) that may permit the sale of the Registrable Securities1 to the public without registration, the Company agrees to:

(a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 of the Securities Act, at all times;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, (“Exchange Act”).

(c) so long as a Subscriber owns any Notes, or Registrable Securities, furnish to the Subscriber forthwith upon written request as to the Company's compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed and information as a Subscriber may reasonably request in availing itself of any rule or regulation of the Commission allowing the Subscriber to sell any such securities without registration.

2.7              Company Registration.  So long as a Subscriber owns any Notes or Registrable Securities, if the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Subscriber) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash, the Company shall, at such time, promptly give the Subscriber notice of such registration.  Upon the request of the Subscriber given within twenty (20) days after such notice is given by the Company, the Company shall cause to be registered all of the Registrable Securities that the Subscriber has requested to be included in such registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.7 before the effective date of such registration, whether or not the Subscriber has elected to include Registrable Securities in such registration.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2.7 with respect to the Registrable Securities of the Subscriber that such Subscriber shall furnish to the Company such information regarding such Subscriber, the Registrable Securities held by it, and the intended method of disposition of such Registrable Securities as shall be required to effect the registration of such Subscriber’s Registrable Securities.

1 As used herein, “Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Notes, (ii) any additional shares of Common Stock acquired by the Subscriber and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) or (ii) above; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have been sold to the public either pursuant to a registration statement or an exemption from registration under the Securities Act (including Rule 144), that have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned or that may then be sold by an Investor pursuant to Rule 144(k).

2.8 Expenses of Registration. All expenses (other than Selling Expenses, as hereinafter defined) incurred in connection with registrations, filings, or qualifications, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements not to exceed $25,000 of one counsel for the selling Subscriber selected by the Subscriber and approved by the Company ("Selling Subscriber Counsel"). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Subscriber pro rata on the basis of the number of Registrable Securities registered on their behalf.  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

2.9           Indemnification.  If any Registrable Securities are included in a registration statement under this Section 2:  To the extent permitted by law, the Company will indemnify and hold harmless the Subscriber, and the partners, members, officers, directors, and stockholders of the Subscriber; legal counsel and accountants for the Subscriber; any underwriter (as defined in the Securities Act) for the Subscriber; and each Person2, if any, who controls such Subscriber or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages3, and the Company will pay to each such Subscriber, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.9 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Subscriber, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

2 As used herein, “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity

3 As used herein, “Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law

2.10           Underwriting.  In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 2.7 to include any of the Subscriber’s securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering.  In the event that such an underwriter's decision results in less than all of the Subscriber's securities that are requested to be included in such registration actually to be included in such registration, then the number of securities that will be included in such registration shall be shared pro rata among all of the holders of securities that were requested to be included in such registration based on the relative number of shares of Common Stock originally requested to be included in such offering by such holders.

SECTION 3. Representations, Warranties and Covenants of Subscriber.  Subscriber represents and warrants to the Company that:

3.1 Own Account. The Notes and the Common Stock that the Subscriber would acquire upon conversion are being (or would be) acquired solely for its, his or her account and are not being (or would not be) purchased with a view to, or for resale in connection with, any distribution within the meaning of the Securities Act or related laws and regulations or any other applicable securities laws of any other jurisdiction (collectively, the “Securities Laws”).  The Subscriber will not resell or offer to resell the Notes or the Common Stock except in accordance with the terms of the Bylaws of the Company and in compliance with all applicable Securities Laws.

3.2 Organization and Standing of Subscriber. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

3.3 Authorization and Power. The Subscriber has all requisite authority (and in the case of an individual, the capacity) to purchase the Notes, and enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder and thereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the Subscriber.

3.4 No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Subscriber’s charter documents or bylaws or other organizational documents (if the Subscriber is not an individual) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement or instrument or obligation to which the Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties. The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes in accordance with the terms hereof.

3.5 Residence. The Subscriber is a resident of the state set forth on the signature page hereto and is not acquiring the Notes as a nominee or agent otherwise for any other person.

3.6 No Reliance. The Subscriber confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Notes.  It is understood that information and explanations related to the terms and conditions of the Notes provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Notes, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Subscriber in deciding to invest in the Notes.  The Subscriber acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Notes for purposes of determining the undersigned's authority to invest in the Notes.

3.7 Investment Experience.

(a)   The Subscriber has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Notes. The Subscriber has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in Company.

(b) The Subscriber has had access to the legal, financial, tax and accounting information concerning the Company and the Notes as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Notes.

(c) The Subscriber understands that neither the Notes nor the Common Stock that the Subscriber would acquire upon conversion have not and will not be registered under the Securities Laws.  The Subscriber understands that the Company is under no obligation whatsoever to furnish, a registration of the Notes under the Securities Laws except as provided in Section 2.7 hereof.

(d) The Subscriber represents that the Subscriber is an “accredited investor”, as defined in Rule 501 promulgated under the Securities Act, which definition is attached as Exhibit B hereto and has accurately completed the Accredited Investor Questionnaire attached as Exhibit C hereto.  The Subscriber also represents that the Subscriber has not been organized for the purpose of acquiring the Notes.

(e) The Subscriber is aware that the Subscriber will have to make the payment of the Purchase Price for the Notes as set forth above.  The Subscriber can bear the economic risk of losing its entire investment in the Company without impairing the Subscriber’s ability to provide for itself, himself or herself and/or his or her family (as applicable) in the same manner that the Subscriber would have been able to provide prior to making an investment in the Company.

3.8 Confidentiality. The Subscriber understands and hereby acknowledges and agrees that all of the information appearing herein and otherwise provided to the Subscriber in connection with the purchase of the Notes made hereby is confidential and that the Subscriber and the Subscriber’s representatives and agents may not disclose such information to any person that is not a party to the transactions contemplated hereby.

3.9 No General Solicitation. The Subscriber acknowledges that neither the Company nor any other person offered to sell the Notes to it by means of any form of general solicitation or advertising, including but not limited to: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (b) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

3.10 Legend. The Subscriber understands that the Notes to be purchased by it, him or her will be “restricted securities” as that term is defined in Rule 144 under the Securities Act and that the certificate(s), if any, representing the Notes will bear a restrictive legend thereon in substantially the form that appears below:

“NEITHER THIS CONVERTIBLE NOTE NOR THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR OTHER SIMILAR SECURITIES LAW.”

3.11 Additional Information. The Subscriber agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the issuance of the Notes.

3.12 Survival. The Subscriber understands that all representations and warranties and agreements hereunder shall survive execution and delivery of this Subscription Agreement and the Notes.

SECTION 4. Indemnification. The Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, attorneys, affiliates, and control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or its successor or any such person which results, arises out of or is based upon any material misrepresentation by such Subscriber in this Agreement or in any Exhibits attached hereto, or other agreement delivered pursuant hereto.

SECTION 5. Amendments.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Subscriber.  No waiver of any provision this Agreement shall be binding unless executed in writing by the party to be bound thereby.  No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

SECTION 6. Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 7. Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 8. Governing Law.  This Agreement and any disputes or claims arising out of or in connection with its subject matter shall be governed by and construed in accordance with the laws of the State of Florida without regard to the rules of conflict of laws of such state that would cause the laws of another jurisdiction to apply. The parties hereto acknowledge and agree that venue and jurisdiction for any claim, suit or controversy related to or arising out of this Agreement shall lie in the state or federal courts located in Miami-Dade County, Florida.  THE PARTIES HEREBY WAIVE THE RIGHT TO JURY TRIAL OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THEM.

SECTION 9. Notices. All notices, requests, demands or other communications to the respective parties hereto shall be in writing addressed to the respective parties and their respective addresses as follows:

to the Company, at:

2151 LeJeune Road
Suite 150-Mezzanine
Coral Gables, FL 33134
United States
Attention: William O’Dowd
Facsimile: 305-774-0405
E-mail: billodowd@dolphindigitalmedia.com

to Subscriber at:

Name:
Address:

Attention:
Facsimile:
E-mail:

With a copy to:

Name:
Address:

Attention:
Facsimile:
E-mail:

or to such address of which either party may subsequently give notice. All notices, requests, demands or other communications to the respective parties hereto shall be in writing addressed to the respective parties at their respective addresses shown beneath their signatures hereto.  All such notices, requests, demands and communications described above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by reputable overnight courier service, one business day after its delivery to such courier service with all charges prepaid (or charged to the account of the sender) and with receipt confirmed (by a record of receipt maintained) by such overnight courier, (iii) if delivered by United States mail upon the earlier of actual receipt and three business days after deposit, registered or certified mail, return receipt requested, with proper postage prepaid, (iv) if delivered by facsimile, upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by electronic transmission, upon transmission.

SECTION 10. Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute but one instrument.  Facsimile or other electronically scanned and transmitted signatures shall be deemed originals for all purposes of this Agreement.

SECTION 11. Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the matters covered herein and therein; and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters.

SECTION 12. Fees and Expenses.  Except as set forth in the Bylaws of the Company, each party hereto shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

SECTION 13. Parties.  This Agreement is made solely for the benefit of and is binding upon the Company and the Subscriber, and no other person or entity shall acquire or have any right under or by virtue of this Agreement.

SECTION 14. Assignment.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.  This Agreement and the rights of the Subscriber hereunder may be assigned by Subscriber only with the prior written consent of the Company.  The Company may not assign this Agreement without the written consent of the Subscriber.

SECTION 15. Further Assurances.  Each party agrees to cooperate fully with the other party hereto and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by the other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[Signature pages follow]

The Subscriber hereby agrees to purchase US$3,164,000 in principal amount of Notes and is tendering such amount by wire according to the following wire transfer instructions:

BANKING INSTITUTION NAME AND ADDRESS
FOR CREDIT TO:	DOLPHIN DIGITAL MEDIA, INC.
ACCOUNT NO.
REFERENCE:	DOLPHIN DIGITAL MEDIA, INC., CONVERTIBLE NOTES

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
Entered into as of the day and year below written:
Date:	Subscriber

           IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

DOLPHIN DIGITAL MEDIA, INC.

By: ________________________________
       Name: William O’Dowd IV
       Title: Chief Executive Officer

EXHIBIT A

Form of Convertible Note

Please see attached for Form of Convertible Note.

EXHIBIT B

Definition Accredited Investor

Accredited investor means any person who comes within any of the following categories:

1. Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000;

a. Except as provided in paragraph (b) of this section, for purposes of calculating net worth under this paragraph:

(i)           The person’s primary residence shall not be included as an asset;

(ii)           Indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)            Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

b. Paragraph (a) of this section will not apply to any calculation of a person’s net worth made in connection with a purchase of securities in accordance with a right to purchase such securities, provided that:

(i)           such right was held by the person on July 20, 2010;

(ii)           the person qualified as an accredited investor on the basis of net worth at the time the person acquired such right; and

(iii)           the person held securities of the same issuer, other than such right, on July 20, 2010.

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

8. Any entity in which all of the equity owners are accredited investors.

EXHIBIT C

Accredited Investor Questionnaire

Please see attached for Accredited Investor Questionnaire.

INVESTOR SUITABILITY QUESTIONNAIRE
______________________

ALL INFORMATION FURNISHED IN THIS
QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

The information contained in this questionnaire is being furnished to Dolphin Films, Inc., a Florida corporation (the “Company”), in order that the Company may determine whether an offer to exchange your current notes for new notes and a participation interest, as described in the Amended and Restated Loan Agreement (the “Securities”), may be made to you, as an investor, in light of the requirements of Regulation D promulgated under the Securities Act of 1933, as amended, and certain exemptions contained in state securities laws. You understand that the information is needed for the Company to determine whether it has reasonable grounds to believe that you are an “accredited investor” as that term is defined in Regulation D and that you have such knowledge and experience in financial, investment and business matters that you are capable of evaluating the merits and risks of the investment in the Company’s Securities.  You understand that (a) the Company will rely on the information contained herein for purposes of such determination, (b) the Securities may not be registered under the Securities Act, (c) the Securities may not be registered under the securities laws of any state, and (d) this questionnaire is not an offer to acquire the Securities or any other securities in any case where such offer would not be legally permitted.

Your answers will be kept confidential at all times.  However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal security laws.

NOTE:  Individual investors should complete the questionnaire beginning with Part I on this page while non-individual investors such as corporations, partnerships, trusts and other entities should complete the questionnaire beginning with Part II.

I.  INDIVIDUAL INVESTORS:

(Investors other than natural persons (for example, corporations, limited liability companies, partnerships and trusts) should turn to Part II)

1.         Personal

Name:

Residence Address:

City, State Zip:

Telephone:

Email Address:

2.	Income

(a)
Do you reasonably expect either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000?

☐ Yes                   ☐   No

(b)	What percentage of your income as shown above is anticipated to be derived from sources other than salary?

_____________________________________________________________________

(c)
Was either your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000?

☐ Yes                    ☐   No

3.           Net Worth

Is your net worth as of the date of this questionnaire, together with the net worth of your spouse, in excess of $1,000,000?

 ☐  Yes                  ☐   No

Note:  When determining your net worth, the value of your primary residence (i.e., the home where you live most of the time) should not be included as an asset. Indebtedness secured by your primary residence, up to its estimated fair market value at the time of the sale of the securities, should not be included as a liability (except that if the amount of the indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before that time, other than as a result of the acquisition of the primary residence, the amount of the excess should be included as a liability). Indebtedness secured by your primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the securities should be considered a liability and deducted from net worth.

PLEASE TURN TO PART III OF THIS QUESTIONNAIRE

II.  NON-INDIVIDUAL INVESTORS:*

*	If Company membership interest units are held by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

1.           Identification

Name:

Address of Principal Place of Business:

Jurisdiction of Formation or Incorporation:

Type of Entity (corporation, partnership, trust, etc.):

Contact Person:

Telephone Number:

Facsimile Number:

Was entity formed for the purpose of investing in securities of the Company?

☐    Yes                  ☐    No

If the answer is YES, then ALL shareholders, partners or other equity owners must answer Part I of this Questionnaire.  If the above answer is no, please continue completing this form.

2.           Business

  Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the receiving entity:

☐
a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

☐
private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives];

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐
a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

(Question continued on next page)

☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by  persons who are accredited investors;

☐	an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;

☐	a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933;

☐	a trust that may be amended or revoked at any time by the grantors and whose grantors are accredited investors [Those persons must complete Part I of this questionnaire];

☐
An entity in which all of the equity owners (this does not apply to beneficiaries of a conventional trust, as compared to a business trust, a real estate trust or similar entities) are accredited investors [Please attach a list of equity owners. All equity owners will need to complete Part I of this questionnaire.]

☐	A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended;

☐
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees with total assets in excess of $5,000,000;

☐	Other. Describe:

III. RULE 506 DISQUALIFICATION EVENTS

1.           Have you been convicted, within ten (10) years of the date hereof of any felony or misdemeanor:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

Yes _____                      No _____

If yes, please explain.

2.           Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within five (5)years of the date hereof, that, on the date hereof, restrains or enjoins you from engaging or continuing to engagein any conduct or practice:

•	in connection with the purchase or sale of any security;
•	involving the making of any false filing with the SEC; or
•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

Yes _____                      No _____

If yes, please explain.

3.           Are you subject to a final order of a state securities commission (or an agency or officer of a state performinglike functions); a state authority that supervises or examines banks, savings associations, or credit unions; a stateinsurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

Yes _____                      No _____

If yes, please explain.

4.           Are you subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the Securities ExchangeAct of 1934 (the “Exchange Act”) or Section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the“Advisers Act”) that, on the date hereof:

•	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
•	places on you limitations on the activities, functions or operations of, or imposes civil money penalties; or
•	bars you from being associated with any entity or from participating in the offering of any penny stock?

Yes _____                      No _____

If yes, please explain.

5.           Are you subject to any order of the SEC, entered within five (5) years of the date hereof, that, on the datehereof, orders you to cease and desist from committing or causing a violation of or future violation of:

•
any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or

•	Section 5 of the Securities Act?

Yes _____                      No _____

If yes, please explain

6.           Have you been suspended or expelled from membership in, or suspended or barred from association with amember of, a securities self-regulatory organization (e.g., a registered national securities exchange or aregistered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

Yes _____                      No _____

If yes, please explain

7.           Have you filed (as a registrant or issuer), or were you named as an underwriter in, any registration statement orRegulation A offering statement filed with the SEC that, within five (5) years of the date hereof, was the subjectof a refusal order, stop order, or order suspending the Regulation A exemption, or are you, on the date hereof, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes _____                      No _____

If yes, please explain

8.           Are you subject to a United States Postal Service false representation order entered within five (5) years of thedate hereof, or are you, on the date hereof, subject to a temporary restraining order or preliminary injunctionwith respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

Yes _____                      No _____

If yes, please explain

IV.  SIGNATURE

The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.  The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the consummation of any financing activities involving the Company.

Executed  at ___________________, on  _________________, 2015.

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(Signature)

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(Name)

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(Title if signing on behalf of an entity)

EXHIBIT D

Agreement and Plan of Merger

Please see attached for Agreement and Plan of Merger.